SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway	Getzville	NY	14068
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This current report on Form 8-K/A (the "Amendment") amends the current report on Form 8-K dated July 20, 2020 filed by Columbus McKinnon Corporation (the "Company") with the U.S. Securities and Exchange Commission (the "Original Form 8-K"). The sole purpose of this Amendment is to include cover page XBRL tags embedded within the Inline XBRL document.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 20, 2020, Columbus McKinnon (the “Company”) held its Annual Meeting of Stockholders.
At the Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of nine (9) directors, each of whom will serve as directors of the Company for terms of one (1) year and until their successors are elected and qualified; (ii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2021; (iii) and the approval of the advisory vote on executive compensation.

Proposal 1: Election of Directors

The following table reflects the tabulation of the votes with respect to each director who was elected at the Annual Meeting. Each director received a majority vote.

Name	Votes For	Votes Withheld	Broker Non-Vote

Richard H. Fleming	20,262,962.99	455,524.00	994,467.00
David J. Wilson	20,378,000.44	340,486.55	994,467.00
Nicholas T. Pinchuk	20,211,206.99	507,280.00	994,467.00
Liam G. McCarthy	19,247,835.99	1,470,651.00	994,467.00
R. Scott Trumbull	20,548,498.99	169,988.00	994,467.00
Heath A. Mitts	19,598,393.99	1,120,093.00	994,467.00
Kathryn V. Roedel	20,522,108.99	196,378.00	994,467.00
Aziz Aghili	19,601,110.99	1,117,376.00	994,467.00
Jeanne Beliveau-Dunn	19,615,620.44	1,102,866.55	994,467.00

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2021:

Votes For	Votes Against	Abstained	Broker Non-Vote
21,175,008.99	536,449.00	1,496.00	—

Proposal 3: Advisory Vote on Executive Compensation

The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Vote
19,819,338.90	394,731.09	504,416.00	994,468.00

The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: July 21, 2020